SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date  of  Report (Date of earliest event reported):      December 12, 2002
                                                   -----------------------------

                          Predictive  Systems,  Inc.
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     (Exact  name  of  registrant  as  specified  in  its  charter)


            Delaware             000-30422                     13-3808483
------------------------ ------------------------ ------------------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                     Identification No.)

                   19 West 44th Street, New York, NY        10036
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             (Address of principal executive offices)     (Zip Code)

Registrant's  telephone  number,  including  area  code:          212-659-3400
                                                                  ------------


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     (Former  name  or  former  address,  if  changed  since  last  report.)

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ITEM 5.     OTHER EVENTS

          On December 12, 2002, Predictive Systems, Inc. announced that Nasdaq has approved the Company's application to transfer its common stock from The Nasdaq National Market to The Nasdaq SmallCap Market, effective at the start of trading on Friday, December 13, 2002.

     The complete text of the press release, dated December 12, 2002, is attached to this report as Exhibit 99.1, and such press release is incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

           (c)     Exhibits.

         Exhibit
         Number     Description
         ------     -----------

           99.9     Press Release dated as of December 12, 2002.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PREDICTIVE  SYSTEMS,  INC.

Dated: December 16, 2002

                                  By:  /s/  Andrew  Zimmerman
                                  Name:  Andrew  Zimmerman
                                  Title:  CEO







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                                  EXHIBIT INDEX


         Exhibit
         Number     Description
         ------     -----------

           99.9     Press Release dated as of December 12, 2002.



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